UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 7, 1998



                          SECOM GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)



DELAWARE                         0-14299                     87-0410875
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number                Identification No.)
incorporation)


46035 GRAND RIVER AVENUE, NOVI, MICHIGAN                             48374
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (248) 305-9410


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Item 5. Other Events

           On October 7, 1998, Secom General Corporation (the "Registrant") executed an Engagement Agreement (the "Agreement") with Goldsmith, Agio, Helms Securities, Inc. ("GAHS") wherein GAHS has agreed to assist the Registrant in a merger, sale or similar transaction related to the Registrant or its subsidiaries. The Agreement, which has a minimum 6-month term and is effective October 1, 1998, gives the Registrant the right to reject any and all offers submitted by GAHS. Upon the closing of any transaction arising pursuant to the terms of the Agreement, GAHS will be paid a fee in the amount of 4.25% of the total consideration paid in connection with such transaction.



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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        SECOM GENERAL CORPORATION
                                        (Registrant)



                                        By:      /s/ Paul Clemente
                                             -------------------------------
                                                 Paul Clemente
                                                 Vice President

Dated:  October 16, 1998

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